EXHIBIT 99.0

               , 2001


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20548

Ladies and Gentlemen:

We were previously principal accountants for Newport International Group Inc., formerly known as First Philadelphia Capital Corp., and reported on the financial statements for the period from inception (December 27, 1999) through April 30, 2000. On March 16, 2001 we were dismissed. We have read the statements included under Item 4 of its Form 8-K dated March 19, 2001, and we agree with such statements.

Very truly yours,

H. Timothy Woo & Co., CPAs